MERRILL LYNCH ASSET INCOME FUND, INC.

                     Supplement dated January 28, 2000
                     to Prospectus dated April 30, 1999

     On January 12, 2000, the Board of Directors of Merrill Lynch Asset Income Fund, Inc. (the "Fund") approved an Agreement and Plan of Reorganization between the Fund and Merrill Lynch Global Allocation Fund, Inc. ("Global Allocation") pursuant to which Global Allocation would acquire substantially all of the Fund's assets and assume substantially all of the Fund's liabilities in exchange for newly issued shares of Global Allocation, and thereafter the Fund would deregister as an investment company under the Investment Company Act of 1940, as amended, and dissolve in accordance with the laws of the State of Maryland (the "Reorganization").

     The Reorganization is conditioned upon approval by the Fund's stockholders. A special meeting of the stockholders of the Fund to consider the Reorganization has been called for April 26, 2000. The record date for determining the stockholders entitled to receive notice of and to vote at the special meeting is March 15, 2000. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the second calendar quarter of 2000.

     If the Reorganization takes place, Fund stockholders will receive shares of that class of Global Allocation having the same letter designation (i.e., Class A, Class B, Class C or Class D) and the same types of distribution fees, account maintenance fees, and sales charges (including contingent deferred sales charges), if any, as the shares of the Fund held by them immediately prior to the Reorganization. The initial sales charges and distribution fees of the classes of shares of the Fund are lower than these charges with respect to the same class of shares of Global Allocation.


Code #18235-04-99ALL